LOAN COMMITMENTS	6 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]

NOTE I - LOAN COMMITMENTS

The Banks are a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of their customers, including commitments to extend credit. Such commitments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated statements of financial condition. The contract or notional amounts of the commitments reflect the extent of the Banks’ involvement in such financial instruments.

The Banks’ exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual notional amount of those instruments. The Banks use the same credit policies in making commitments and conditional obligations as those utilized for on-balance-sheet instruments.

At December 31, 2011, June 30, 2011 and 2010, the Banks had outstanding commitments of approximately $432,000, $1.7 million and $878,000, respectively, to originate mortgage loans. Additionally, First Federal of Frankfort was obligated under unused lines of credit for equity loans totaling $8.3 million, $8.9 million and $9.2 million at December 31, 2011 and the end of fiscal years 2011 and 2010, respectively. Commitments to make loans are generally made for periods of 60 days or less. The fixed rate loan commitments at December 31, 2011 totaled $85,000 and had interest rates ranging from 4.90% to 8.0% and maturities ranging from 10 years to 15 years.